                                                                      Exhibit 99

                            FORM 3 JOINT FILER INFORMATION

Name of
"Reporting Persons":        InterWest Partners IX, L.P. ("IW9")
                            InterWest Management Partners IX, LLC ("IMP9")

                            Bruce A. Cleveland
                            Philip T. Gianos
                            W. Stephen Holmes
                            Nina Kjellson
                            Gilbert H. Kliman
                            Arnold L. Oronsky
                            Khaled Nasr
                            Douglas A. Pepper

Address:                    2710 Sand Hill Road, Suite 200
                            Menlo Park, CA  94025

Designated Filer:           InterWest Partners IX, L.P.

Issuer and Ticker Symbol:   Carbylan Therapeutics, Inc. ("CBYL")

Date of Event:              April 8, 2015

Each of the following is a Joint Filer with InterWest Partners IX L.P. ("IW9")
and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 3:

InterWest Management Partners IX, LLC ("IMP9") is the general partner of IW9 and has sole voting and investment control over the shares owned by IW9. Philip T.
Gianos, W. Stephen Holmes, Gilbert H. Kliman, and Arnold L. Oronsky are Managing
Directors of IMP9 and, Bruce A. Cleveland, Nina Kjellson, Douglas A. Pepper and
Khaled A. Nasr are Venture Members of IMP9.

All Reporting Persons disclaim beneficial ownership of shares of Carbylan
Therapeutics, Inc. stock held by IW9, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of
1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners IX,
L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each
Reporting Person has appointed InterWest Management Partners IX, LLC as its attorney in fact for the purpose of making reports relating to transaction in
Carbylan Therapeutics, Inc. Common Stock.

INTERWEST MANAGEMENT PARTNERS           INTERWEST PARTNERS IX, LP
IX, L.L.C.

                                        By:  InterWest Management Partners IX,
                                             LLC
By:  /s/ W. Stephen Holmes                   Its General Partner
   ----------------------------------
     W. Stephen Holmes,
     Managing Director

                                        By:  /s/ W. Stephen Holmes
                                           -------------------------------------
                                             W. Stephen Holmes, Managing
                                             Director

Bruce A. Cleveland, an individual       Gilbert H. Kliman, an individual
By: InterWest Management Partners IX,   By: InterWest Management Partners IX,
    LLC,                                    LLC,
    as Attorney-in-Fact                      as Attorney-in-Fact

By:  /s/ Karen A. Wilson                By:  /s/ Karen A. Wilson
   -----------------------------------     -------------------------------------
     Karen A. Wilson, Power of Attorney      Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual         Arnold L. Oronsky, an individual
By: InterWest Management Partners IX,   By: InterWest Management Partners IX,
    LLC,                                    LLC,
    as Attorney-in-Fact                     as Attorney-in-Fact

By:  /s/ Karen A. Wilson                By:  /s/ Karen A. Wilson
   -----------------------------------     -------------------------------------
     Karen A. Wilson, Power of Attorney      Karen A. Wilson, Power of Attorney

W. Stephen Holmes, an individual        Khaled A. Nasr, an individual
By: InterWest Management Partners IX,   By: InterWest Management Partners IX,
    LLC,                                    LLC,
    as Attorney-in-Fact                     as Attorney-in-Fact

By:  /s/ Karen A. Wilson                By:  /s/ Karen A. Wilson
   -----------------------------------       -----------------------------------
     Karen A. Wilson, Power of Attorney      Karen A. Wilson, Power of Attorney

Nina Kjellson, an individual            Douglas A. Pepper, an individual
By: InterWest Management Partners IX,   By: InterWest Management Partners IX,
    LLC,                                    LLC,
    as Attorney-in-Fact                     as Attorney-in-Fact

By:  /s/ Karen A. Wilson                By:  /s/ Karen A. Wilson
   -----------------------------------     -------------------------------------
     Karen A. Wilson, Power of Attorney      Karen A. Wilson, Power of Attorney